                                                                 Exhibit 10.14.2
                                                                 ---------------


                               IWO Holdings, Inc.
                      Independent Wireless One Corporation
                            319 Great Oaks Boulevard
                             Albany, New York 12203



                              September 1, 2000

John Hart, Jr.
2593 Route 21, Mile Hill Road
Valatie, New York 12184

    Re:  Stock Option Agreement, dated as of December 20, 1999 (the "First
         Stock Option Agreement"), between IWO Holdings, Inc. ("Holdings") and you; Stock Option Agreement, dated as of March 20, 2000 (the "Second Stock Option Agreement"), between Holdings and you; Warrant, dated December 20, 1999, to Purchase Shares of Class B Common Stock of IWO Holdings, Inc. granted to you (the "Warrant"); Employment Agreement, dated as of December 20, 1999 (the "Employment Agreement"), as amended, among Holdings, Independent Wireless One Corporation ("IWO") and you; Management Bonus Stock Purchase Agreement, dated as of December 20, 1999 (the "Bonus Stock Purchase Agreement"), among you, Holdings and IWO Holdings Limited; and Management Stock Purchase Agreement, dated as of March 30, 2000 (the "Stock Purchase Agreement"), among you, Holdings and Investcorp IWO Limited Partnership.

Dear Jack:

     With reference to the above agreements, this letter agreement sets forth certain understandings reached between Holdings, IWO and you.

     1. Attached hereto as Exhibit A is a true and correct copy of the First Stock Option Agreement. Such First Stock Option Agreement shall be amended as follows:

     (a) Section 1 shall be amended by deleting the definitions of "Approved Sale," "Daily Vesting" and "Initial Public Offering" and replacing such definitions with the following definitions:

          "Approved Sale" means a transaction or a series of related
            -------------
          transactions other than a Designated Merger: (i) including, but not limited to, by way of merger or consolidation, which results in any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), other than (A) any one or more of the Initial Stockholders or Affiliates thereof or (B) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the capital stock of Holdings or otherwise able to elect a majority of the board of directors of Holdings (for purposes of this definition, such person or group shall be deemed to beneficially own capital stock of Holdings that is held by any other corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total capital stock of such other corporation); or (ii) which results in the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of Holdings and its subsidiaries, considered as a whole (other than to an Affiliate thereof).

          "Daily Vesting" means vesting of the applicable portion of the Option
           --------------
          proportionately for each of the days during the applicable period that the Optionee is employed by Holdings such that if Optionee remains employed for all of the days during such applicable period such applicable portion of the Option shall be vested in full.

          "Initial Public Offering" means the sale of any of the common stock of
           -----------------------
          Holdings or the issuance of common stock of any Person in exchange for 100% of the capital stock of Holdings pursuant to a registration statement that has been declared effective under the Act, if following such sale or exchange (i) the issuer is a reporting company under
          Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq National Market System or is traded or quoted on any other national stock exchange or national securities system.

     (b)  Section 1 shall be amended further by adding the following definition:

          "Designated Merger" means a transaction that results in the merger,
           -----------------
          consolidation or amalgamation of Holdings with or into any Person that results in the conversion of the outstanding shares of capital stock of Holdings into shares of capital stock of such Person (or its Affiliate) and such Person (or its Affiliate) has an affiliation with Sprint Spectrum L.P (or its Affiliates) similar to the affiliation between IWO and Sprint Spectrum L.P and its Affiliates (other than with respect to the territory covered).

      (c) Section 3 shall be amended to add the following new clauses (c) and
          (d):

          "(c) Upon the occurrence of an Initial Public Offering, the portion of the Performance Vesting Option that is not yet exercisable shall cease to vest on the basis of performance and, instead, shall vest on the basis of Daily Vesting over a period from January 1 of the year in which the closing of the Initial Public Offering occurs through December 31, 2002.

          (d) Notwithstanding Section 3(a) and Section 3(b), upon the occurrence of a Designated Merger:

               (i) the schedule set forth in Section 3(a) shall not apply with respect to 20% of the Performance Vesting Options and Time Vesting Options that are not yet exercisable (and shall continue to apply to the remaining 80% of such options) and the Optionee shall have the right to exercise such 20% of all unexercisable Performance Vesting Options and Time Vesting Options; and

               (ii) if Optionee's employment is terminated by Holdings without Cause within 12 months following the closing of such Designated Merger, then the schedule set forth in Section 3(a) shall not apply with respect to the Performance Vesting Options and Time Vesting Options that are not yet exercisable and the Optionee shall have the right to exercise 100% of all unexercisable Performance Vesting Options and Time Vesting Options."

     (d) Section 4 (b) shall be amended by deleting such section in its entirety and replacing such section with the following:

          "(b) The unexercisable portion of the Time Vesting Option and the Performance Vesting Option shall expire on the earlier to occur of (i) the Termination Date (giving effect to the vesting of such unexercisable portion in accordance with Section 3(d)(ii), if applicable), provided that, if prior to an Initial Public Offering, a pro rata portion of the portion of the Performance Vesting Option scheduled to become exercisable in the year including the Termination Date shall become exercisable as if the Optionee's employment had not been terminated if performance targets for the Fiscal Year during which the Termination Date have been met or exceeded, or (ii) except to the extent provided in Section 3(b), Section 3(d) and Section 6(a), an Approved Sale or a Designated Merger. The proration provided for in clause (b)(i) above will be determined by the number of days elapsed in the year in which the termination occurred before the Termination Date. The Performance Vesting Options that become exercisable pursuant to clause (b)(i) above shall expire one year following the date on which the Optionee received notice that the performance targets were met."

     (e) Section 6(a) shall be amended by deleting such section in its entirety and replacing such section with the following:

          "(a) In the event of an Approved Sale or a Designated Merger, the unexercised portion of the Option shall terminate upon such Approved Sale or Designated Merger unless (i) provision is made in writing in connection with such Approved Sale or Designated Merger for the assumption of such Options, or for the substitutions of such Options of new awards covering the securities of a successor entity or an Affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board of Directors otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options, including without limitation (A) accelerating the vesting of outstanding Options and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Options would have been entitled to receive upon consummation of such Approved Sale or Designated Merger had such shares been issued and outstanding immediately prior to the closing date of the Approved Sale or Designated Merger (net of the appropriate option exercise prices). If pursuant to this Section 6(a) the Options are to terminate upon an Approved Sale or Designated Merger without provision for any of the actions described in clause
          (i) or (ii) above, then the Optionee shall be given at least ten (10) days' prior notice of the proposed Approved Sale or Designated Merger and shall be entitled to exercise such exercisable but unexercised portion of the Option (including all options that become exercisable immediately prior to the Approved Sale pursuant to Section 3(b) or the Designated Merger pursuant to Section 3(d)(i)) at any time during such ten (10) day period up to and until the close of business on the day immediately preceding the date of consummation of such Approved Sale or Designated Merger, and, notwithstanding Section 7 hereof, the Exercise Price may, at the option of the Optionee, be paid in whole or in part by delivery of shares of the Class B Common Stock owned by the Optionee (the value of such shares delivered as payment of the Exercise Price shall be determined based on and consistent with the value of the consideration to be tendered in connection with such Approved Sale or Designated Merger), and upon exercise of the Option the Option Shares shall be treated in the same manner as the shares of any other holder of Class B Common Stock."

     2. Attached hereto as Exhibit B is a true and correct copy of the Second Stock Option Agreement. Such Second Stock Option Agreement shall be amended as follows:

     (a) Section 1 shall be amended by deleting the definitions of "Approved Sale" and "Initial Public Offering" and replacing such definitions with the following definitions:

          "Approved Sale" means a transaction or a series of related
           -------------
          transactions other than a Designated Merger: (i) including, but not limited to, by way of merger or consolidation, which results in any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), other than (A) any one or more of the Initial Stockholders or Affiliates thereof or (B) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship, becoming the "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the capital stock of Holdings or otherwise able to elect a majority of the board of directors of Holdings (for purposes of this definition, such person or group shall be deemed to beneficially own capital stock of Holdings that is held by any other corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total capital stock of such other corporation); or (ii) which results in the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of Holdings and its subsidiaries, considered as a whole (other than to an Affiliate thereof).

          "Initial Public Offering" means the sale of any of the common stock of
           -----------------------
          Holdings or the issuance of common stock of any Person in exchange for 100% of the capital stock of Holdings pursuant to a registration statement that has been declared effective under the Act, if following such sale or exchange (i) the issuer is a reporting company under
          Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq National Market System or is traded or quoted on any other national stock exchange or national securities system.

     (b)  Section 1 shall be amended further by adding the following definition:

          "Designated Merger" means a transaction that results in the merger,
           -----------------
          consolidation or amalgamation of Holdings with or into any Person that results in the conversion of the outstanding shares of capital stock of Holdings into shares of capital stock of such Person (or its Affiliate) and such Person (or its Affiliate) has an affiliation with Sprint Spectrum L.P (or its Affiliates) similar to the affiliation between IWO and Sprint Spectrum L.P and its Affiliates (other than with respect to the territory covered).

     (c) Section 6(a) shall be amended by deleting such section in its entirety and replacing such section with the following:

          "(a) In the event of an Approved Sale or a Designated Merger, the unexercised portion of the Option shall terminate upon such Approved Sale or Designated Merger unless (i) provision is made in writing in connection with such Approved Sale or Designated Merger for the assumption of such Options, or for the substitutions of such Options of new awards covering the securities of a successor entity or an Affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board of Directors otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then- outstanding Options, including providing for the cancellation of Options and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Options would have been entitled to receive upon consummation of such Approved Sale or Designated Merger had such shares been issued and outstanding immediately prior to the closing date of the Approved Sale or Designated Merger (net of the appropriate option exercise prices). If pursuant to this Section 6(a) the Options are to terminate upon an Approved Sale or Designated Merger without provision for any of the actions described in clause (i) or (ii) above, then the Optionee shall be given at least ten (10) days' prior notice of the proposed Approved Sale or Designated Merger and shall be entitled to exercise such exercisable but unexercised portion of the Option at any time during such ten (10) day period up to and until the close of business on the day immediately preceding the date of consummation of such Approved Sale or Designated Merger, and, notwithstanding Section 7 hereof, the Exercise Price may, at the option of the Optionee, be paid in whole or in part by delivery of shares of the Class B Common Stock owned by the Optionee (the value of such shares delivered as payment of the Exercise Price shall be determined based on and consistent with the value of the consideration to be tendered in connection with such Approved Sale or Designated Merger), and upon exercise of the Option the Option Shares shall be treated in the same manner as the shares of any other holder of Class B Common Stock."

     3. Attached hereto as Exhibit C is a true and correct copy of the Employment Agreement. You agree that in the case of a Designated Merger (as defined in Section 1(b) hereof), the obligations of the parties under the Employment Agreement with respect to Section 2 thereof will be satisfied if you perform such duties and in such capacity or capacities as are commensurate with your existing duties and capacities solely with respect to the current territory covered by the business of IWO irrespective of the title you shall have after such Designated Merger, or as otherwise agreed to between you and Holdings or its successor in such Designated Merger.

     4. Attached hereto as Exhibit D is a true and correct copy of the Warrant. Such Warrant shall be amended as follows:

     (a) The words "or Panthers Merger" shall be inserted at the end of the parenthetical clause in the heading thereof (appearing below the legend);

     (b) The words "or upon a Panthers Merger" shall be added to the end of the first sentence in the first full paragraph following the heading thereof;

     (c) Section 1 shall be amended by deleting the definition of "Approved Sale" and replacing such definition with the following definition:

          "Approved Sale" means a transaction or a series of related
           -------------
          transactions other than a Panthers Merger: (i) including, but not limited to, by way of merger or consolidation, which results in any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), other than (A) any one or more of the Initial Stockholders or Affiliates thereof or (B) a non-U.S. entity with respect to which an Initial Stockholder or Affiliate thereof has an administrative relationship, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the capital stock of Holdings or otherwise able to elect a majority of the board of directors of Holdings (for purposes of this definition, such person or group shall be deemed to beneficially own capital stock of Holdings that is held by any other corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total capital stock of such other corporation); or (ii) which results in the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of Holdings and its subsidiaries, considered as a whole (other than to an Affiliate thereof).

     (d)  Section 1 shall be amended further by adding the following definition:

          "Panthers Merger" means a transaction that (i) results in the merger,
           ---------------
          consolidation or amalgamation or other business combination of Holdings with or into an entity referred to by Holdings as "Panthers," or the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of Holdings and its subsidiaries, considered as a whole, to Panthers, and (ii) closes prior to March 31, 2001.

     (e)  Section 2(a)(ii) shall be amended to delete the "or" at the end of
Section 2(a)(ii).

     (f)  Section 2(a)(iii) shall be amended to replace the "." at the end of
Section 2(a)(iii) with "; or".

     (g)  Section 2(a) shall be amended to add the following new clause (iv):

          "(iv)  immediately prior to the closing of a Panthers Merger."

     (h)  Section 2(b)(ii) shall be amended to delete the "or" at the end of
Section 2(b)(ii).

     (i)  Section 2(b)(iii) shall be amended to replace the "." at the end of
Section 2(b)(iii) with "; or".

     (j)  Section 2(b) shall be amended to add the following new clause (iv):

          "(iv)  immediately prior to the closing of a Panthers Merger."

     (k) Section 2(c) shall be amended by deleting such section in its entirety and replacing such section with the following:

          "(c)  Holdings shall give to the Holder written notice (the "Holdings
                                                                       --------
          Notice") of the occurrence of an Approved Sale or a Panthers Merger at
          ------
          least 20 days prior to the anticipated closing of such Approved Sale or Panthers Merger or an Initial Investors Cash-Out within 100 days following such Initial Investors Cash-Out."

     (l) Section 2(f) shall be amended by deleting such section in its entirety and replacing such section with the following:

          "(f) (i) If the Holdings Notice is with respect to a Panthers Merger, the Holder shall notify Holdings on or before five days prior to the anticipated closing date of such Panthers Merger of such Holder's exercise; (ii) with respect to an Approved Sale, if the Holdings Notice states that Holdings anticipates that such event will cause the vesting of the 40% IRR Warrant or the 60% IRR Warrant, the Holder shall notify Holdings on or before five days prior to the anticipated closing date of such Approved Sale of such Holder's exercise; and
          (iii) with respect to an Initial Investors Cash-Out, if the Holdings Notice states that such event has caused the vesting of either of such warrants, the Holder shall notify Holdings on or before five days following receipt of the Holdings Notice of such Holder's exercise of this Warrant (the "Notice Date") . This Warrant shall be exercisable
                             -----------
          by the Holder in whole only, and not in part, by the surrender of this Warrant and delivery to Holdings on or before the Notice Date of (i) a duly executed notice of exercise in the form of Exhibit A (a "Notice
                                                                        ------
          of Exercise") and (ii) at the option of the Holder, either (A) the
          -----------
          Exercise Price for the Warrant Shares, payable in cash or by wire transfer to a bank account designated by Holdings or (B) in the case of a Panthers Merger, a notice by Holder to Holdings requesting the Warrant Shares be issued net of the appropriate Exercise Price (to be determined based on and consistent with the value of the consideration to be tendered in connection with such Panthers Merger)."

     (m) Section 2(g) shall be amended by deleting such section in its entirety and replacing such section with the following:

          "(g) This Warrant shall terminate automatically upon the closing of an Approved Sale or a Panthers Merger and this Warrant shall no longer be of any force or effect, unless (i) provision is made in writing in connection with such transaction for the continuance of this Warrant and for the assumption of this Warrant, or for the substitution for this Warrant of a new Warrant covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise price, in which event this Warrant shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board of Directors of Holdings shall provide in writing for such adjustment as it deems appropriate in terms and conditions of this Warrant, including without limitation (A) accelerating the vesting of this Warrant and/or (B) providing for the cancellation of this Warrant and its automatic conversion into the right to receive the securities, cash or other consideration that the Holder would have been entitled to receive upon consummation of such Approved Sale or Panthers Merger had Warrant Shares been issued and outstanding immediately prior to the Approved Sale or Panthers Merger (net of the appropriate exercise price)."

     5. Attached hereto as Exhibit E is a true and correct copy of the Bonus Stock Purchase Agreement. Attached hereto as Exhibit F is a true and correct copy of the Stock Purchase Agreement. Upon the occurrence of a Panthers Merger (as defined in Section 4(d) hereof):

     (a) with respect to the Bonus Stock Purchase Agreement, Holdings hereby waives any Repurchase Right (as defined therein) that it may have pursuant to
Section 3(a) thereof and you hereby waive any Put Right (as defined therein) that you may have pursuant to Section 3(b) thereof; and

     (b) with respect to the Stock Purchase Agreement, Holdings hereby waives any Repurchase Right (as defined therein) that it may have pursuant to Section 3(a) thereof and you hereby waive any Put Right (as defined therein) that you may have pursuant to Section 3(b) thereof.

     6. Except for the changes described herein, the First Stock Option Agreement, the Second Stock Option Agreement, the Warrant, the Employment Agreement, the Bonus Stock Purchase Agreement and the Stock Purchase Agreement will be unchanged and remain in full force and effect.

     7. In connection with a Designated Merger if and when requested by the board of directors of Holdings, you agree to enter into a lockup agreement and a voting agreement with respect to your shares of capital stock of Holdings and Parent and any such capital stock that may be acquired upon the exercise of options or warrants for such capital stock, to the extent and on substantially the same basis as Investcorp S.A. and its subsidiaries enter into such agreements with respect to their capital stock of Holdings and Parent.

     8. You hereby waive any acceleration of benefits pursuant to the First Stock Option Agreement, the Second Stock Option Agreement, the Warrant, the Bonus Stock Purchase Agreement or the Stock Purchase Agreement unless shareholder approval meeting the requirements of Section 280G(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to such benefits is obtained.

     9. You agree that this letter agreement (excluding for this purpose paragraph 8 of such agreement) shall not be effective unless shareholder approval meeting the requirements of Section 280G(b)(5) of the Code is obtained.

     10. This letter agreement shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of you, Holdings and/or IWO.

     11. The parties hereto agree to take or cause to be taken all such further actions as may be reasonably necessary or appropriate to effectuate the intent, purposes and obligations of this letter agreement.

     Please indicate your acceptance of the terms hereof by signing in the appropriate space below.

                              Very truly yours,


                              IWO HOLDINGS, INC.



                              By: /s/ Solon L. Kandel
                                  --------------------
                                  Name: Solon L. Kandel
                                  Title: President and Chief Executive Officer



                              INDEPENDENT WIRELESS ONE CORPORATION



                              By: /s/ Solon L. Kandel
                                  --------------------
                                  Name: Solon L. Kandel
                                  Title: President and Chief Executive Officer

Agreed and accepted:

John Hart, Jr.


/s/ John Hart, Jr.
------------------